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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report dated January 29, 1999 included in Sirrom Capital Corporation and subsidiaries annual report on Form 10-K for the fiscal year ended December 31, 1998 incorporated by reference in or made part of this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          Arthur Andersen LLP

Nashville, Tennessee
March 1, 1999